Exhibit 99.1

Make Buying Fresh Groceries as Easy as Breathing Air NASDAQ: MSS February 2024

Forward - Looking Statements This presentation contains forward - looking statements (within the meaning of such term in Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended) about Maison Solutions Inc . based on management’s current expectations, which are subject to known and unknown uncertainties and risks and relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity and capital resources and other financial and operating information . The Company’s actual results could differ materially from those discussed due to several factors, including uncertainty as to its future revenue and profitability ; management of growth, ability to raise additional equity and debt financing on favorable terms ; competition ; general economic uncertainties ; our ability to open new stores on a timely basis or at all ; our ability to establish or maintain our center - satellite store network ; our ability to implement our multi - channel initiatives ; our ability to achieve sustained sales and profitable operating margins at new stores ; the availability of financing to pursue our new store openings on satisfactory terms or at all ; our ability to compete effectively with other retailers ; our ability to maintain price competitiveness ; the geographic concentration of our stores ; ongoing economic uncertainty ; our ability to maintain or improve our operating margins ; our history of net losses ; product supply disruptions in the delivery of perishable products ; negative effects to our reputation from real or perceived quality or health issues with our food products ; our ability to protect or maintain our intellectual property ; the failure of our information technology or administrative systems to perform as anticipated ; data security breaches and the release of confidential customer information ; our ability to retain and attract senior management, key employees and qualified store - level employees ; rising costs of providing employee benefits, including increased healthcare costs and pension contributions due to unfunded pension liabilities ; our ability to negotiate any future collective bargaining agreements ; changes to financial accounting standards regarding store leases ; changes in law ; additional indebtedness incurred in the future ; our ability to satisfy our ongoing capital needs and unanticipated cash requirements ; claims made against us resulting in litigation ; increases in commodity prices ; severe weather and other natural disasters in areas in which we have stores ; wartime activities, threats or acts of terror or a widespread regional, national or global health epidemic ; our high level of fixed lease obligations ; impairment of our goodwill ; and other risks discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and other filings filed with the Securities and Exchange Commission (SEC) . All forward - looking statements set forth in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or that they will have the expected consequences to or effects on us or our business or operations . Maison Solutions is providing this information as of the date of this presentation and does not undertake any obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise except as required by law . This presentation also contains estimates and other information concerning our industry that are based on industry publications, surveys and forecasts . This information involves a number of assumptions and limitations, and we have not independently verified the accuracy or completeness of the information . FORWARD - LOOKING STATEMENTS 2

ABOUT US ▪ Fast - growing, U.S. - based specialty grocery retailer offering traditional Asian food and merchandise to modern consumers, particularly in Asian - American communities ▪ Committed to providing Asian fresh produce, meat, seafood, and other daily necessities that cater to traditional Asian - American family values and cultural norms, while also appealing to younger generations and the diverse makeup of communities in which we operate ▪ Four stores owned under brand HK Good Fortune Supermarkets (HKGF); investment in import/export wholesaler (Dai Cheong Trading) in Southern California Making grocery shopping enjoyable, affordable and efficient 3

▪ Large and growing U.S. Asian - American communities with significant marketplace opportunities ▪ Multi - channel store network to better serve local communities and neighborhoods ▪ Vertically integrated/cost - efficient supply chain structure ▪ Planned expansion through new store openings and acquisitions ▪ Online app development to better target and attract a wider variety of customers ▪ Solutions - centric platform for enhancing digital retail transformation INVESTMENT HIGHLIGTS 4

Vertically Integrated Supply Structure – Ownership stake (10%) in Dai Cheong Trading Company (importer of food/groceries from Asia) ▪ Plan to acquire remaining 90% stake ▪ 100% ownership will allow for a wider variety of products and ensure preferred wholesale pricing Cost Efficient Supply Chain ▪ Two primary wholesale agents reduces time and cost spent developing relationships with individual vendors Superior Customer Proposition/Focus on Safety ▪ Maintain stringent quality control procedures across supply chain to ensure the freshest products available at competitive prices ▪ Multiple layers of daily store - level, product specific quality control ▪ Require distributors to commit to quality control COMPETITIVE STRENGTHS 5

Multi - Channel Store Network Center - Satellite store model combines with revamped mobile apps to provide consistent shopping experience whether online or offline, satisfying needs of diverse customer base Meal Solutions Supermarket “3R Foods” (ready - to - cook, ready - to - heat, ready - to - eat) strategy offers variety of selection at affordable prices; popular with millennial & Gen Z cohorts Solutions - Centric Platform for Retail Transformation ▪ Leverage technology and software systems to better optimize store design and set - up ▪ Enhance store layout and display, AI - driven decision making, standardization across stores, remote inspection and management, operation and inventory management ▪ Provide consumers with the best possible shopping experience Core Business Model Physical Store Fresh Food Delivery In - Store Pickup Ready to Cook Ready to Heat Ready to Eat STRATEGIC BUSINESS MODEL 6

MULTI - CHANNEL STORE NETWORK Unique multi - channel model uses center stores and surrounding satellite stores to fulfill online and in - store orders, creating a full network of penetration and coverage Center - Satellite Stores ▪ Allows for quick expansion at lower cost ▪ Permits last - mile logistics ▪ Each store functions as grocery store and mini warehouse ▪ Achieves quick fulfillment and supply chain coverage 25,000+ sq - ft floor area Warehousing & distribution 7

TRUE MULTI - CHANNEL & FULL COVERAGE SHOPPING EXPERIENCE A multi - channel, full - coverage grocery shopping experience to meet needs of all customers Convenience Store In - store Pickup Fresh Food Delivery Suburb Coverage Rich Asian Products Offering * Based on Maison Solutions predictions. * 8

▪ Growing demand for ready - to - heat, ready - to - cook and ready - to - eat ( 3 R) products ▪ Well suited to current lifestyle of younger customers MEAL SOLUTIONS SUPERMARKET (MSSM) STRENGTH Gourmet Dining In - store dining areas with restaurant - grade Asian gourmet food for dine - in or grab - and - go More Packaged Products More packaged meat, seafood and other fresh produce for customer convenience with solid margin potential Prepared Dishes (3R) Variety of 3R foods to provide convenience to customers, especially Millennials and Gen Z, at attractive prices Satellite Store Offerings 9

MSSM – THE NEXT HOT MARKET IN THE GROCERY INDUSTRY



U.S. Ready Meals Market
size, by product, 2020 - 2030 (USD Billion)
GRAND VIEW RESEARCH
$45.1B
$46.5B
4.2%
U.S. Market CAGR, 2022 - 2030
2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030
Frozen
Chilled
Canned
Shelf-stable
Source: www.grandviewresearch.com



NÜTY Foods launched ready-to-eat meals and curries with up to 60-day shelf life in India

FiveStar Gourmet Foods launched Simply Fresh 2Go prepared meals for school, food service and retail channels in the U.S.

"Grocery transformation to cover food and dining is the current trend in retail. Millennial and Generation Z become the main customer base. The customers care about quality and convenience way more than the cooking itself. Dining and grocery convergence brings new ideas to both industries." – Yi Hou, VP of Alibaba

Source: Grand View Research – https://www.grandviewresearch.com/industry-analysis/ready-meals-market

10

PLANNED WHOLESALE, MULTI - CHANNEL AND STORE UPGRADES ▪ Planned acquisition of remaining stake of Dai Cheong Trading with conditional exclusive U.S. rights to leading overseas brands ▪ Leverage data connection, supply chain and retail technology to continue upgrading multi - channel sales model ▪ Further streamline processes for order management, inventory management, and store digital transformation ▪ Beginning first in a series of planned store upgrades with El Monte, CA store 11

STORE NETWORK EXPANSION PLAN ▪ Continue to expand footprint through new store openings and acquisitions in major metropolitan areas, focusing first on center stores, with satellite stores to follow ▪ On schedule to open flagship 37,000 square foot store in Rowland Heights, CA in late 2024; will become one of the largest and most advanced Asian grocery supercenters in California Renderings of Flagship Store Rowland Heights, CA 12

INCOME STATEMENT HIGHLIGHTS Year Ended April 30, Quarter Ended October 31, (Unaudited) 2022 2023 2022 2023 ($ in thousands, except per - share and share data) $41,984 $55,399 $14,168 $13,766 Net sales $8,287 $12,451 $3,084 $3,123 Gross profit 19.7% 22.5% 21.8% 22.7% Gross margin $17 $297 $15 $(15) Total other income (expenses), net $(655) $1,639 $592 $92 Net income (loss) $(0.04) $0.08 $0.03 $0.01 Income (loss) per share 16,000,000 16,000,000 16,000,000 16,780,220 Weighted average common shares outstanding 13

BALANCE SHEET & CASH FLOW HIGHLIGHTS Year Ended 4/30/2023 Quarter Ended 10/31/2023 (Unaudited) Balance Sheet Data: $2,570 $8,601 Cash and cash equivalents $8,286 $14,251 Total current assets $34,584 $42,356 Total assets $8,373 $8,311 Total current liabilities $33,792 $32,772 Total liabilities $792 $9,573 Total stockholders’ equity $34,584 $42,346 Total liabilities and stockholders’ equity ($ in thousands) Six - Months Ended 10/31/2022 (Unaudited) Six - Months Ended 10/31/2023 (Unaudited) Cash Flow Data: $22 $65 Net income $(1,056) $476 Net cash provided by (used in) operating activities $1,465 $(2,959) Net cash used in (provided by) investing activities $4 $8,514 Net cash provided by financing activities $1,385 $8,602 Total cash and restricted cash 14

Progress since IPO 15

EL MONTE STORE RENOVATION ▪ Permit received to begin renovation of El Monte, CA store with completion expected in March 2024 ▪ Renovation to provide more modern shopping experience for customers ▪ First in a series of planned store upgrades ▪ Leveraging and deploying recently purchased software suite for optimization of store design, layout and shelf displays; software also will be used to monitor shelf performance to better analyze sales and product popularity ▪ Utilizing updated store logo and visual display (VI) set, which will be used by other stores to maintain consistency and improve brand awareness ▪ Updating current SKUs to offer more popular products at competitive pricing ▪ Once upgraded, El Monte will serve as a warehouse store, providing discounts for large/bulk purchases ▪ Newly deployed supply chain management system will enhance efficiency in warehouse management and store sales 16

GROWTH STRATEGY ▪ Focus on younger consumers, a large and growing market ▪ Further integrate supply chain with Dai Cheong Trading ▪ Continue upgrades of existing stores and warehouses in California ▪ Open new center stores, including flagship store in Rowland Heights, CA ▪ Acquire additional center stores in new metro areas ▪ Open new satellite stores to penetrate local communities (such as those near universities) ▪ Continue to invest in and leverage technology ▪ Further develop online business 17

Make Buying Fresh Groceries as Easy as Breathing Air maisonsolutionsinc.com info@maisonsolutionsinc.com 127 N Garfield Ave. Monterey Park, CA 91754